UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2008 (April 21, 2008)

ASSOCIATED ESTATES REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-12486

Ohio	34-1747603
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1 AEC PARKWAY, RICHMOND HEIGHTS, OHIO 44143-1467
(Address of principal executive offices)

(216) 261-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01   Completion of Acquisition or Disposition of Assets.

                  On April 25, 2008, Associated Estates Realty Corporation (the “Company”), filed a Current Report on Form 8-K disclosing that on April 21, 2008 the Company acquired, through two of its wholly owned subsidiaries, The Belvedere (296 units) and River Forest (240 units), two Class A apartment communities located in the Richmond, Virginia metro area.  The properties were purchased from entities controlled by The Bogese Companies for a total of $75.0 million.  The acquisition also included a 5.92 acre vacant parcel, adjacent to River Forest, which is available for future development. The Company paid approximately $30.0 million in cash, of which $23.6 million was funded by a Section 1031 qualified intermediary from sales proceeds of a property previously sold by the Company.  In addition, the Company assumed a $26.1 million mortgage loan that matures in January 2046, and an $18.9 million mortgage loan that matures in March 2046.

                  The Company hereby amends the Form 8-K filed April 25, 2008 to provide the financial statements of The Belvedere and River Forest as required by the Securities and Exchange Commission Rule 3-14 of Regulation S-X and the pro forma information of the Company as required by Article 11 of Regulation S-X.

 ITEM 9.01   Financial Statements and Exhibits.

(a)	Financial Statements of Real Estate Operations Acquired

Report of Independent Accountants
Combined Statements of Revenue and Certain Operating Expenses

(b)	Proforma Financial Information

Proforma Consolidated Balanced Sheet as of March 31, 2008
Proforma Consolidated Statement of Operations for the year ended December 31, 2007
Proforma Consolidated Statement of Operations for the three months ended March 31, 2008

(c)	Exhibits

23.1 Consent of Keiter, Stephens, Hurst, Gary & Shreaves, P.C.

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Report of Independent Accountants

To the Board of Directors and Shareholders of Associated Estates Realty Corporation:

We have audited the accompanying combined statement of revenue and certain operating expenses of the properties known as The Belvedere and River Forest (properties under common ownership and management) (the "Properties") for the year ended December 31, 2007.  The combined statement of revenue and certain operating expenses is the responsibility of the Properties' management.  Our responsibility is to express an opinion on the combined statement of revenue and certain operating expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain operating expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain operating expenses.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain operating expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Associated Estates Realty Corporation) as described in Note 1 to the combined statement of revenue and certain operating expenses and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the combined statement of revenue and certain operating expenses of the Properties presents fairly, in all material respects, the combined revenue and certain operating expenses described in Note 1 to the combined statement of revenue and certain operating expenses of the Properties for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States.

/s/ Keiter, Stephens, Hurst, Gary & Shreaves, P.C.

July 3, 2008

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THE BELVEDERE AND RIVER FOREST
COMBINED STATEMENTS OF REVENUE AND CERTAIN OPERATING EXPENSES

	(Unaudited)
	Three Months	Year Ended
	Ended March 31,	December 31,
(In thousands)	2008	2007
Revenue
Property revenue	$1,719	$6,708

Certain operating expenses
Operating and maintenance	608	1,801
Real estate taxes and insurance	147	586
Total certain operating expenses	755	2,387

Revenues in excess of certain operating expenses	$964	$4,321

See notes to Combined Statements of Revenue and Certain Operating Expenses

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THE BELVEDERE AND RIVER FOREST
NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN OPERATING EXPENSES

1.         BASIS OF PRESENTATION

            On April 21, 2008, Associated Estates Realty Corporation (the "Company") acquired through two of its wholly owned subsidiaries, The Belvedere (296 units) and River Forest (240 units), two Class A apartment communities located in the Richmond, Virginia metro area.  The properties were purchased from entities controlled by The Bogese Companies, an unrelated third party.  The statements of revenue and certain operating expenses for both properties are presented on a combined basis.

            The combined statements of revenue and certain operating expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties, including Rule 3-14 of Regulation S-X.  Accordingly, certain expenses such as depreciation and amortization, interest, management fees, and other corporate expenses are not included in the combined statements of revenue and certain operating expenses.  Therefore, the amounts reported in the accompanying statements may not be comparable to the results of operations reported for the future operations of the properties.  Except as noted above, the Company is not aware of any material factors during the year ended December 31, 2007, or the three months ended March 31, 2008, that would cause the reported financial information not to be indicative of future operating results.

            The accompanying interim combined statement of revenues and certain expenses for the three months ended March 31, 2008, is unaudited.  In the opinion of management, all adjustments, consisting only of normal and recurring adjustments considered necessary for a fair statement, have been included.  The reported results are not necessarily indicative of the results that may be expected for the full year.

2.         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            Revenue Recognition:  Apartment units are generally leased with terms of one year or less.  Rent payments are due at the beginning of each month and rental revenue is recognized at that time.

            Capitalization:  Significant improvements and replacements are capitalized and depreciated using the straight-line method over their estimated useful lives.  Repairs and maintenance costs are charged to expense as incurred.

            Advertising:  Advertising costs are expensed as incurred.

            Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period.  Actual results could differ from these estimates.

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ASSOCIATED ESTATES REALTY CORPORATION
UNAUDITED PRO FORMA FINANCIAL INFORMATION

            The following unaudited Pro Forma Consolidated Balance Sheet of Associated Estates Realty Corporation is presented as if The Belvedere and River Forest had been acquired on March 31, 2008.  Additionally, the Company disposed of one property during April 2008 that was classified as held for sale at March 31, 2008.  This Pro Forma Consolidated Balance Sheet is presented as if this disposition had occurred on March 31, 2008.  This Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the Company's actual financial condition would have been had the acquisition been consummated on March 31, 2008, nor does it purport to represent the future financial position of the Company.

            The following unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2007 of the Company is presented as if The Belvedere and River Forest had been acquired on January 1, 2007.  Additionally, the Company disposed of 14 properties during the three months ended March 31, 2008 and one property during April 2008, which was classified as held for sale at March 31, 2008.  This Pro Forma Consolidated Statement of Operations reflects the impact to the Company's operating results as if the 15 properties sold in 2008 were classified as discontinued operations during the year ended December 31, 2007.  This Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the Company's actual results of operations would have been had the acquisition been consummated on January 1, 2007, nor does it purport to represent the future results of operations of the Company.

            The following unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2008 of the Company is presented as if The Belvedere and River Forest had been acquired on January 1, 2007.  This Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the Company's actual results of operations would have been had the acquisition been consummated on January 1, 2007, nor does it purport to represent the future results of operations of the Company.

            This unaudited pro forma consolidated information should be read in conjunction with the historical financial information and notes thereto contained in the Company's Annual Report on Form10-K for the year ended December 31, 2007 and the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2008.

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ASSOCIATED ESTATES REALTY CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2008
(UNAUDITED)

			The Belvedere
(In thousands, except share amounts)	Historical	Disposition	and	Pro Forma
ASSETS	Amounts (A)	Adjustments (B)	River Forest (C)	Amounts
Real estate assets
Land	$99,650	$-	$10,698	$110,348
Buildings and improvements	747,504	-	55,849	803,353
Furniture and fixtures	27,807	-	6,458	34,265
	874,961	-	73,005	947,966
Less: accumulated depreciation	(261,002)	-	-	(261,002)
	613,959	-	73,005	686,964
Construction in progress	789	-	-	789
Real estate associated with property held for sale, net	935	(935)	-	-
Real estate, net	615,683	(935)	73,005	687,753
Cash and cash equivalents	2,911	3,333	-	6,244
Restricted cash	29,278		(23,596)	5,682
Accounts and notes receivable, net
Rents	1,456	-	-	1,456
Affiliates	394	-	-	394
Other	1,278	-	-	1,278
Goodwill	1,725	-	-	1,725
Other assets, net	13,209	-	386	13,595
Other assets associated with property held for sale, net	57	(57)	-	-
Total assets	$665,991	$2,341	$49,795	$718,127
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable	$467,321	$-	$45,002	$512,323
Unsecured revolving credit facility	13,000	-	4,793	17,793
Unsecured debt	25,780	-	-	25,780
Total debt	506,101	-	49,795	555,896
Accounts payable, accrued expenses and other liabilities	24,444	-	-	24,444
Dividends payable	2,847	-	-	2,847
Resident security deposits	3,315	-	-	3,315
Funds held on behalf of managed properties - affiliates	199	-	-	199
Funds held on behalf of managed properties - other	386	-	-	386
Accrued interest	2,394	-	-	2,394
Accumulated losses in excess of investments in joint ventures	1,368	-	-	1,368
Other liabilities associated with property held for sale	28	(28)	-	-
Total liabilities	541,082	(28)	49,795	590,849
Operating partnership minority interest	1,829	-	-	1,829
Shareholders' equity
Preferred shares, without par value; 9,000,000 shares authorized; 8.70%
Class B Series II cumulative redeemable, $250 per share liquidation
preference, 232,000 issued and 220,850 outstanding at March 31, 2008	55,213	-	-	55,213
Common shares, without par value, $.10 stated value; 41,000,000 authorized;
22,995,763 issued and 16,378,722 outstanding at March 31, 2008	2,300	-	-	2,300
Paid-in capital	281,008	-	-	281,008
Accumulated distributions in excess of accumulated net income	(145,774)	2,369	-	(143,405)
Accumulated other comprehensive loss	(2,743)	-	-	(2,743)
Less: Treasury shares, at cost, 6,617,041 shares at March 31, 2008	(66,924)	-	-	(66,924)
Total shareholders' equity	123,080	2,369	-	125,449
Total liabilities and shareholders' equity	$665,991	$2,341	$49,795	$718,127

See notes to Pro Forma Consolidated Balance Sheet
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ASSOCIATED ESTATES REALTY CORPORATION
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
(UNAUDITED)

A.

Represents the unaudited historical consolidated balance sheet of the Company as of March 31, 2008, as contained in the consolidated financial statements filed in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2008.

B.	Represents the pro forma adjustments to reflect the disposition of the property that was disposed of during April 2008 as if the disposition had occurred on March 31, 2008.

C.

Represents the pro forma adjustments to reflect the acquisition of The Belvedere and River Forest as if the acquisitions had occurred on March 31, 2008.  The total consideration paid for the acquisition of the properties, including the vacant parcel of land adjacent to River Forest, was $75.5 million, of which $540,000 is related to closing costs.

            The sources of funding for the acquisition were as follows:

(In thousands)
Assumption of mortgage debt	$45,002
Restricted cash released from qualified intermediary	23,596
Deposits made prior to March 31, 2008 (Other assets)	2,150
Borrowings on revolving credit facility	4,793
Total consideration	$75,541

            The preliminary allocation of the purchase price was as follows:

(In thousands)
Land	$10,698
Buildings and improvements	55,849
Furniture and fixtures	6,458
Existing leases and tenant relationships (Other assets)	2,536
Total	$75,541

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ASSOCIATED ESTATES REALTY CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007
(UNAUDITED)

		Discontinued	The Belvedere
	Historical	Operations	and	Pro Forma		Pro Forma
(In thousands, except per share amounts)	Amounts (A)	Adjustments (B)	River Forest (C)	Adjustments		Amounts
Revenue
Property revenue	$138,224	$(19,645)	$6,708	$-		$125,287
Management and service company revenue:
Fees, reimbursements and other	10,914	-	-	-		10,914
Painting services	2,218	-	-	-		2,218
Total revenue	151,356	(19,645)	6,708	-		138,419
Expenses
Property operating and maintenance	61,627	(9,418)	2,387	-		54,596
Depreciation and amortization	33,368	(2,985)	-	4,921	(D)	35,304
Direct property management and
service company expenses	12,863	-	-	-		12,863
Painting services	2,164	-	-	-		2,164
General and administrative	10,327	-	-	-		10,327
Total expenses	120,349	(12,403)	2,387	4,921		115,254
Operating income	31,007	(7,242)	4,321	(4,921)		23,165
Interest income	458	(73)	-	-		385
Interest expense	(41,824)	1,439	-	(2,550)	(E)	(42,935)
(Loss) income before equity in net loss of joint
ventures and minority interest	(10,359)	(5,876)	4,321	(7,471)		(19,385)
Equity in net loss of joint ventures	(258)	-	-	-		(258)
Minority interest in operating partnership	(53)	-	-	-		(53)
(Loss) income from continuing operations	(10,670)	(5,876)	4,321	(7,471)		(19,696)
Preferred share dividends	(4,924)	-	-	-		(4,924)
Preferred share repurchase costs	(172)	-	-	-		(172)
(Loss) income from continuing operations
applicable to common shares	$(15,766)	$(5,876)	$4,321	$(7,471)		$(24,792)

Earnings per common share - basic and diluted:
(Loss) income from continuing operations
applicable to common shares	$(0.93)					$(1.47)

Weighted average number of common shares
outstanding - basic and diluted	16,871					16,871

See notes to Pro Forma Consolidated Statements of Operations

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ASSOCIATED ESTATES REALTY CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2008
(UNAUDITED)

		The Belvedere
	Historical	and	Pro Forma		Pro Forma
(In thousands, except per share amounts)	Amounts (F)	River Forest (G)	Adjustments		Amounts
Revenue
Property revenue	$31,431	$1,719	$-		$33,150
Management and service company revenue:
Fees, reimbursements and other	553	-	-		553
Painting services	137	-	-		137
Total revenue	32,121	1,719	-		33,840
Expenses
Property operating and maintenance	13,239	755	-		13,994
Depreciation and amortization	8,548	-	989	(D)	9,537
Direct property management and
service company expenses	396	-	-		396
Painting services	243	-	-		243
General and administrative	3,528	-	-		3,528
Total expenses	25,954	755	989		27,698
Operating income	6,167	964	(989)		6,142
Interest income	16	-	-		16
Interest expense	(9,133)	-	(635)	(E)	(9,768)
(Loss) income before equity in net loss of joint
ventures and minority interest	(2,950)	964	(1,624)		(3,610)
Equity in net loss of joint ventures	(22)	-	-		(22)
Minority interest in operating partnership	(14)	-	-		(14)
(Loss) income from continuing operations	(2,986)	964	(1,624)		(3,646)
Preferred share dividends	(1,200)	-	-		(1,200)
(Loss) income from continuing operations
applicable to common shares	$(4,186)	$964	$(1,624)		$(4,846)

Earnings per common share - basic and diluted:
(Loss) income from continuing operations
applicable to common shares	$(0.26)				$(0.30)

Weighted average number of common shares
outstanding - basic and diluted	16,167				16,167

See notes to Pro Forma Consolidated Statements of Operations

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ASSOCIATED ESTATES REALTY CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

A.

Represents historical income from continuing operations included in the consolidated income statement of the Company for the year ended December 31, 2007, as contained in the consolidated financial statements filed in the Company's Annual Report on Form 10-K for the year ended December 31, 2007.

B.

Represents adjustments necessary to reflect the operating results of the 15 properties that were disposed of during 2008 as if the properties were classified as discontinued operations for the year ended December 31, 2007.

C.	Represents the historical revenue and certain expenses of The Belvedere and River Forest for the year ended December 31, 2007.

D.	Represents depreciation and amortization attributable to The Belvedere and River Forest , as follows:

			Year ended	Three months
	Estimated		December 31,	ended March 31,
(Dollars in thousands)	useful life		2007	2008
Buildings and improvements	28.5 years	(1)	$2,388	$596
Furniture and fixtures	5 years		148	38
Intangible assets:
Existing leases	1 year		1,857	223
Tenant relationships	1.3 years		528	132
Total			$4,921	$989

(1) Represents weighted average estimated useful life.

E.	Represents interest expense associated with the fair market value of the debt assumed in the acquisition of The Belvedere and River Forest for the periods presented.

F.

Represents historical income from continuing operations included in the consolidated income statement of the Company for the three months ended   March 31, 2008, as filed in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2008.

G.	Represents the historical revenue and certain expenses of The Belvedere and River Forest for the three months ended March 31, 2008.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED ESTATES REALTY CORPORATION

July 3, 2008	/s/ Lou Fatica
(Date)	Lou Fatica, Vice President
Chief Financial Officer and Treasurer

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